Exhibit 10.177

AMD_00250009.0

THIS AMENDMENT (this “Amendment”) dated as of September 1, 2018 (the “Amendment Effective Date”) is made to the Schedules (as defined below) by and between MSCI Inc. (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in each applicable Schedule, as the case may be.

WHEREAS, MSCI and Licensee entered into (i) the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”) and (ii) the Schedules or Amendments identified in Attachment 1 hereto (each, a “Schedule” and, collectively, the “Schedules”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Schedules as follows:

1.

Commencing on the Amendment Effective Date, each of the Schedules is hereby amended so that the “original Fund Name” set forth in Attachment 1 hereto shall be deleted and replaced with the “revised Fund Name” set forth in Attachment 1 hereto.

2.

This Amendment amends and operates in conjunction with each applicable Schedule.  This Amendment, each applicable Schedule and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of any applicable Schedule or the Agreement, the terms of this Amendment shall control.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto.  A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.	BlackRock Fund Advisors
By /s/ Ales Gil	By /s/ Ruth Weiss
Name Alex Gil	Name Ruth Weiss
Title Executive Director	Title Managing Director

AMD_00250009.0

Attachment 1

Ticker	Schedule		original Fund name	revised Fund Name
	internal MSCI ref. #	Date of Schedule
ESGU	AMD_00243265.0 (previous AMD_00208225.0)	May 15, 2018	iShares MSCI USA ESG Optimized ETF	iShares ESG MSCI USA ETF
ESGD	AMD_00243265.0 (previous AMD_00209563.0, AMD_00200775.0)	May 15, 2018	iShares MSCI EAFE ESG Optimized ETF	iShares ESG MSCI EAFE ETF
ESGE	AMD_00243265.0 (previous AMD_00209563.0, AMD_00200775.0)	May 15, 2018	iShares MSCI EM ESG Optimized ETF	iShares ESG MSCI EM ETF
ESML	AMD_00235248.0	November 1, 2017	iShares MSCI USA Small-Cap ESG Optimized ETF	iShares ESG MSCI USA Small-Cap ETF

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